                                                                    EXHIBIT 99.2

                                  CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Corrpro Companies, Inc., an Ohio corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         (a) The Annual Report on Form 10-K for the fiscal year ended March 31, 2003 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-K.



Dated: June 30, 2003                   /s/ Robert M. Mayer
                                       -----------------------------------------
                                       Robert M. Mayer
                                       Chief Financial Officer

         The foregoing Certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is filed as part of the Form 10-K.